UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 7, 2012 (December 6, 2012)

Commercial Metals Company

(Exact name of registrant as specified in its charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Blvd

Irving, TX 75039

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 689-4300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 6, 2012, the Company entered into a First Amendment (the “Amendment”) to the Rights Agreement, dated as of July 30, 2011, between the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent (the “Rights Agreement”). The Rights Agreement is described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2011, and such description is incorporated herein by reference.

Effective as of December 6, 2012, the Amendment accelerates the Final Expiration Date of the Company’s Series B Junior Participating Preferred Stock Purchase Rights (the “Rights”) from the close of business on August 1, 2014 to the close of business on December 6, 2012. Accordingly, as of 5:00 p.m. (Dallas, Texas time) on December 6, 2012, the Rights expired and the Rights Agreement effectively terminated as of such time.

The summary description of the Amendment set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 1.02 by this reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Amendment described in Item 1.01 above, the outstanding Rights expired as of 5:00 p.m. (Dallas, Texas time) on December 6, 2012.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Upon the expiration of the Rights as described in Item 3.03 above, the Company filed a certificate of elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware on December 7, 2012, which decreased the number of authorized shares of Series B Junior Participating Preferred Stock to zero, and as a result, under the Delaware General Corporation Law, the Series B Junior Participating Preferred Stock shall no longer be an authorized series of the Company. Prior to the filing, the Series B Junior Participating Preferred Stock would have been issuable, under certain circumstances, upon the exercise of the Rights. The Certificate of Elimination is filed with this report as Exhibit 3.1 and is incorporated herein by reference.

The summary description of the Certificate of Elimination set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Elimination, which is incorporated herein by reference to Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On December 6, 2012, the Company issued a press release announcing the expiration of the Rights and the effective termination of the Rights Agreement. A copy of the press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Elimination of Series B Junior Participating Preferred Stock, dated as of December 7, 2012.

4.1	First Amendment to Rights Agreement, dated as of December 6, 2012, between the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent.

99.1	Press Release, dated December 6, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: December 7, 2012	By:	/s/ Ann J. Bruder
	Name:	Ann J. Bruder
	Title:	Senior Vice President of Law, Government Affairs and Global Compliance, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Elimination of Series B Junior Participating Preferred Stock, dated as of December 7, 2012.

4.1	First Amendment to Rights Agreement, dated as of December 6, 2012, between the Company and Broadridge Corporate Issuer Solutions, Inc., as rights agent.

99.1	Press Release, dated December 6, 2012.